EXHIBIT 99.3
                                                                    ------------

                                                                       EXHIBIT B
                                                                       ---------


         THIS WARRANT AND THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED OR PLEDGED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS, OR IF THE PROPOSED TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS. THIS WARRANT IS SUBJECT TO THE TERMS AND PROVISIONS OF THE SECURITIES PURCHASE AGREEMENT (THE "PURCHASE AGREEMENT") AMONG EXCHANGE APPLICATIONS, INC. AND THE PURCHASERS THEREIN, DATED AS OF JUNE 1, 2001, AS AMENDED FROM TIME TO TIME, AND THE HOLDERS OF THIS WARRANT ARE ENTITLED TO THE BENEFITS THEREOF.


                           EXCHANGE APPLICATIONS, INC.
                           ---------------------------

                                     WARRANT


NO.: W-4                                                            JUNE 1, 2001


                             VOID AFTER JUNE 1, 2011
                       (OR EARLIER UPON THE OCCURRENCE OF
                         CERTAIN EVENTS DESCRIBED BELOW)


         THIS CERTIFIES that, for value received, each holder listed on Schedule 1 hereto, or each such holder's respective assigns (each, a "Holder" and together, the "Holders"), and in accordance with the percentages opposite such Holder's name on Schedule I, shall be entitled to subscribe for and purchase from EXCHANGE APPLICATIONS, INC., a Delaware corporation (including any successor thereto (by way of merger, consolidation, sale or otherwise), the "Company"), up to that number of shares of Common Stock, $.001 par value per share (the "Common Stock"), of the Company equal to the sum of (i) 487,026 (the "Bridge Warrant Shares") and (ii) 876,646 (the "Original Warrant Shares", together with the Bridge Warrant Shares, the "Warrant Shares"). This Warrant is being issued in exchange for Warrant No. W-1 issued by the Company to the Holders on February 20, 2001, Warrant No. W-2 issued by the Company to the Holders on March 28, 2001 (the "Original Warrants") and the additional consideration provided by the Holders to the Company pursuant to the Purchase Agreement dated as of the date hereof (as amended from time to time) among the Company and the Holders.

This Warrant amends and restates the Original Warrants and does not constitute a novation. Capitalized terms used herein but not otherwise defined herein have the meanings ascribed thereto in the Purchase Agreement.

         EXERCISE PERIOD. This Warrant may be exercised, in whole or in part, by the Holders at any time or from time to time on or prior to June 1, 2011 (such period being herein referred to as the "Exercise Period").

         EXERCISE PRICE. The exercise price (the "Exercise Price") on each Exercise Date (as defined below) for each Warrant Share shall be the lowest Market Price (as defined below) for the period commencing on February 20, 2001 and ending on the earlier of (i) such Exercise Date (as defined below), (ii) the date on which payment in full by the Company of the outstanding principal amount of the Replacement Note, and all accrued and unpaid interest thereon, is made to the Payees and (ii) the date on which all of the Company's obligations under the Replacement Note are terminated due to a conversion of the Replacement Note pursuant to its terms.

         EXERCISE OF WARRANT; WARRANT SHARES.

         The rights represented by this Warrant may be exercised, in whole or in any part (but not as to a fractional Warrant Share), by (i) the surrender of this Warrant (properly endorsed) at the office of the Company (or at such other agency or office of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), (ii) delivery to the Company of a notice of election to exercise in the form of EXHIBIT A attached hereto, and (iii) payment to the Company of the aggregate Exercise Price by (A) cash, wire transfer funds or check and/or (B) Warrant Shares or Warrants to purchase Warrant Shares (net of the Exercise Price for such Warrant Shares), valued for such purposes at the Market Price per share on the date of exercise. As used herein, "Market Price" at any date of one Warrant Share shall be (i) the last reported sales price regular way or, in case no such reported sales took place on such day, the average of the last reported bid and ask price regular way on the principal national securities exchange on which the class or series of the Company's securities to which the Warrant Shares belong is listed or admitted to trading (or if such class or series is not at the time listed or admitted for trading on any such exchange, then such price as shall be equal to the last reported sale price, or if there is no such sale price, the average of the last reported bid and ask price, as reported by the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") on such day, or if, on any day in question, the security shall not be quoted on the NASDAQ, then such price shall be equal to the average of the last reported bid and ask price on such day as reported by the National Quotation Bureau, Inc. or any similar reputable quotation and reporting service, if such quotation is not reported by the National Quotation Bureau, Inc.) or (ii) if the class or series of the Company's securities to which the Warrant Shares belong is not listed or admitted to trading on a principal national securities exchange, the value given such share as determined in good faith by the Company's Board of Directors.

         Each date on which this Warrant is surrendered and on which payment of the Exercise Price is made in accordance with Section 3 above is referred to herein as an "Exercise Date." As soon as practicable after each exercise, the Company shall issue and deliver a certificate or certificates for the Warrant Shares being purchased pursuant to such exercise, registered in the name of the Holder or the Holder's designee, to such Holder or designee, as the case may be. If such exercise shall not have been for the full number of the Warrant Shares, then the Company shall issue and deliver to the Holder a new Warrant, registered in the name of the Holder, of like tenor to this Warrant, for the balance of the Warrant Shares that remain after exercise of the Warrant.

         The person in whose name any certificate for Warrant Shares is issued upon any exercise shall for all purposes be deemed to have become the holder of record of such shares as of the Exercise Date, except that if the Exercise Date is a date on which the share transfer books of the Company are closed, such person or entity shall be deemed to have become the holder of record of such shares at the close of business on the next succeeding date on which the share transfer books are open.

         REPRESENTATIONS, WARRANTIES AND COVENANTS. The Company represents and warrants to the Holders that all Warrant Shares that may be issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and free from all liens and charges with respect to the issue thereof (other than liens and charges created by any Holder). The Company will from time to time use its reasonable best efforts to take all such action as may be required to assure that the stated or par value per Warrant Share is at all times no greater than the then effective Exercise Price. The Company shall at all times have authorized and reserved, free from preemptive rights, a sufficient number of Warrant Shares to provide for the exercise of this Warrant. The Company shall not take any action which would cause the number of authorized but unissued Warrant Shares to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrant. If any Warrant Shares reserved for the purpose of issuance upon the exercise of this Warrant require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon exercise, then the Company shall in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. In the event, and to the extent, that the issuance of any Warrant Shares would result in a violation of any law or NASD rule or regulation applicable to the Company, the Company shall issue three (3) month promissory notes to the Holders in lieu of the Warrant Shares in a principal amount equal to the product of (x) the number of Warrant Shares for which this Warrant is exercised that cannot be issued due to such violation (the "Exercised Shares") and (y) the excess of (A) the Market Price for the Exercised Shares as of the Exercise Date over (B) the Exercise Price for the Exercised Shares, at a market rate of interest payable in cash and with such other terms and conditions to be mutually determined by the Company and the Holders. If requested by the Company's bank Lenders, the Payees shall negotiate in good faith with the Company and its bank Lenders to execute and deliver reasonable and customary documentation required to subordinate the right of the Payees to receive payments of cash from the Company with respect to such notes.

         NO SHAREHOLDER RIGHTS. Prior to exercise, this Warrant shall not entitle the Holders to any voting rights or other rights as a shareholder of the Company.

         RESTRICTIONS ON TRANSFER. Each Holder may assign this Warrant, the Warrant Shares and all rights hereunder, in whole or in part, at the agency or office of the Company referred to in Section 3 hereof to (i) its limited partners or any affiliate of such Holder or (ii) any purchaser or transferee from such Holder of Warrant Shares with the consent of the Company upon (x) surrender of this Warrant properly endorsed, and (y) delivery of a notice of transfer in the form of EXHIBIT B hereto. Each permitted transferee of this Warrant, by accepting or holding the same, consents to be treated as a Holder under this Warrant and shall be entitled to exercise the rights represented by this Warrant; provided, however, that until each such transfer is recorded on such books, the Company may treat the registered holder hereof as the owner hereof for all purposes.

         LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may in its reasonable discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

         NOTICES. The terms and provisions of Section 9 of the Purchase Agreement are expressly incorporated in this Warrant.

         GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to principles of conflicts of laws).

         SEVERABILITY. If any provision of this Warrant is held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Warrant or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, such provision shall automatically be amended to the extent (but only to the extent) necessary to make it not invalid, prohibited or unenforceable in such jurisdiction, without invalidating the remaining provisions of this Warrant or amending or affecting the validity or enforceability of such provision in any other jurisdiction.

         HEADINGS. The headings of the various sections contained in this Warrant have been inserted for convenience of reference only and should not be deemed to be a part of this Warrant.

         AMENDMENTS AND WAIVERS. No provision of this Warrant may be amended or waived except if such amendment or waiver is in writing and is signed, in the case of an amendment, by the Company and the Holders, or in the case of a waiver, by the party against whom the waiver is to be effective.

         REGISTRATION RIGHTS. All of the Warrant Shares shall be deemed to be "Registrable Shares" as defined under the Third Amended and Restated Registration Rights Agreement, as the same may be amended, modified or supplemented in accordance with its terms from time to time.



                                     * * * *

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officers as of the date first written above.




                                              EXCHANGE APPLICATIONS, INC.



                                              By:  ___________________________
                                                   Name:
                                                   Title:

                                   SCHEDULE I


---------------------------------   ---------------------   -----------------------   ---------------------
              Holder                Allocation Percentage   Original Warrant Shares   Bridge Warrant Shares
---------------------------------   ---------------------   -----------------------   ---------------------
Insight Capital Partners IV, L.P.         76.666130%               672,091                   373,384
---------------------------------   ---------------------   -----------------------   ---------------------
Insight Capital Partners (Cayman)         10.537455%                92,376                    51,320
IV, L.P.
---------------------------------   ---------------------   -----------------------   ---------------------
Insight Capital Partners IV (Fund         12.136382%               106,393                    59,107
B), L.P.
---------------------------------   ---------------------   -----------------------   ---------------------
Insight Capital Partners IV                0.660033%                 5,786                     3,215
(Co-Investors), L.P.
---------------------------------   ---------------------   -----------------------   ---------------------
TOTAL:                                                             876,646                   487,026
---------------------------------   ---------------------   -----------------------   ---------------------

                                                                       EXHIBIT A
                                                                       ---------


                     FORM OF NOTICE OF ELECTION TO EXERCISE

                       [To be executed only upon exercise
                 of the Warrant to which this form is attached]

To Exchange Applications, Inc. or its successor

         The undersigned, the holder of the Warrant to which this form is attached, hereby irrevocably elects to exercise the right represented by such Warrant to purchase _________ Warrant Shares of EXCHANGE APPLICATIONS, INC. or its successor, and herewith tenders the aggregate payment of $_________ in the form of (1) cash, wire transfer funds or check and/or (2) Warrant Shares or Warrants to purchase Warrant Shares (net of the Exercise Price for such shares) valued for such purposes at the Market Price (as defined in Section 3) per share on the date of exercise, in full payment of the purchase price for such shares. The undersigned requests that a certificate for such shares be issued in the name of ______________, whose address is ___________________________, and that such certificate be delivered to ________________________, whose address is
__________________________.

         If such number of shares is less than all of the shares purchasable under the current Warrant, the undersigned requests that a new Warrant, of like tenor as the Warrant to which this form is attached, representing the remaining balance of the shares purchasable under such current Warrant be registered in the name of _________________________________, whose address is, and that such new Warrant be delivered to ________________________________, whose address is
___________________________________.


                           Signature:________________________________

                           (Signature must conform in all respects to the name of the holder of the Warrant as specified on the face of the Warrant)




                           Date:____________________________________

                                                                       EXHIBIT B
                                                                       ---------


                           FORM OF NOTICE OF TRANSFER

                       [To be executed only upon transfer
                 of the Warrant to which this form is attached]



         For value received, the undersigned hereby sells, assigns and transfers unto _________________________ all of the rights represented by the Warrant to which this form is attached to purchase _________________________ Warrant Shares of, EXCHANGE APPLICATIONS, INC. (including any successor thereto, the "Company"), to which such Warrant relates, and appoints __________________________ as its attorney to transfer such right on the books of the Company, with full power of substitution in the premises.


                           Signature:
                                      -----------------------------------------
                                     (Signature must conform in all respects to
                                      the name of the holder of the Warrant as
                                      specified on the face of the Warrant)





                           Address:
                                     ------------------------------------------

                                     ------------------------------------------




                           Date:
                                     ------------------------------------------




Signed in the presence of:


                                       B-1